THIS DOCUMENT IS A COPY OF THE EXHIBIT 10.18 FILED ON MAY 13, 1994 PURSUANT
   TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                                    EXHIBIT 10.18

                          FIRST AMENDMENT TO LOAN AGREEMENT



        THIS FIRST AMENDMENT TO LOAN AGREEMENT dated January 10, 1994, by and between:

             ORANGE-CO, INC., a Florida corporation and ORANGE-CO OF FLORIDA, INC., a Florida corporation, 2020 Highway 17 South, Bartow, Florida 33830 (hereinafter collectively referred to as the "Borrowers");

                                          and

             SUN BANK, NATIONAL ASSOCIATION, a national banking association, 200 South Orange Avenue, Post Office Box 3833, Orlando, Florida 32897 (hereinafter referred to as the "Bank").


                                 W I T N E S S E T H:


        WHEREAS, pursuant to the Loan Agreement, dated June 16, 1993, by and among the Bank, Orange-Co, Inc. and Orange-Co of Florida, Inc., the Bank agreed to extend to the Borrowers a working capital line of credit loan in the maximum principal amount of $20,000,000.00; and

        WHEREAS, the Borrowers have requested the Bank to extend to it an additional revolving line of credit loan in the maximum principal amount of $5,000,000.00 and the Bank has agreed to extend such additional loan.

        NOW, THEREFORE, for and in consideration of the above premises, and the mutual covenants and agreements contained herein, the Borrowers and the Bank do hereby agree as follows:

       i. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

                (i) The definition of "Advance" in Section 1.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                "'Advance' shall mean individually and collectively the proceeds of the Revolving Loan and the Working Capital Loan delivered to the Borrowers by the Bank pursuant to Section 2.02 hereof."

               (ii)      The definition of "Interest Rate" in Section
                         1.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

               "'Interest Rate' shall mean the fluctuating interest rate

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               applicable to the Loan, which, (A) in the case of the Revolving
               Loan shall equal either (i) LIBOR plus one hundred twenty-five
               (125) basis points or (ii) Prime Rate minus one half of one percent (0.5%); and, (B) in the case of the Working Capital Loan shall equal either (i) LIBOR plus one hundred (100) basis points or (ii) Prime Rate minus one half of one percent (0.5%); provided, however, the Interest Rate shall never exceed the maximum rate allowable by law."

              (iii)   The definition of "Loan or Loans" in
                      Section 1.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

              "'Loan or Loans' shall mean the Revolving Loan and/or the Working Capital Loan, as the context may require."

              (iv)    The definition of "Loan Documents" in Section
                      1.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

             "'Loan Documents' shall mean this Agreement, the Note, the Financing Statements, the Security Documents, the Agreement Not to Encumber, and all of the other documents, agreements, certificates, schedules, notes, statements or opinions, however described, referenced herein or executed or delivered pursuant hereto or in connection with or arising with the Loans or the transactions contemplated by this Agreement."

              (v)     The definition of "Note or Notes" in Section
                      1.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

             "'Note or Notes' shall mean the Revolving Note and/or the Working Capital Note and/or the Revolving Note, as the context may require."

              (vi) A definition of "Revolving Loan" is hereby inserted in the appropriate alphabetical location in Section 1.01 of the Loan Agreement to read as follows:

             "'Revolving Loan" shall mean the loan or loans up to but not exceeding the principal amount of $5,000,000.00 made to the Borrower by the Bank pursuant to and in accordance with the terms of this Agreement."

              (vii) A definition of "Revolving Note" is hereby inserted in the appropriate alphabetical location in Section 1.01 of the Loan Agreement to read as follows:

            "'Revolving Note' shall mean the Borrower's promissory note or notes evidencing the Revolving Loan, in form acceptable to the Bank, and any and all allonges thereto, and any and all extensions, renewals or modifications thereof."

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              (viii) The definition of "Revolving Period" in Section 1.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

            "'Revolving Period' shall mean the period during the term of the Loans, which, in the case of the Revolving Loan, shall commence on the date hereof and end on the earlier of the occurrence of
            (i) an Event of Default or (ii) January 31, 1994 , or such later date as the Bank may agree to in writing, and in the case of the Working Capital Loan, shall commence on the date hereof and end on the occurrence of (i) an Event of Default or (ii) January 31, 1995, or such later date as the Bank may agree to in writing."

              (ix) Section 2.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

           "SECTION 2.01. The Loans. The Bank agrees from time to time during the applicable Revolving Period to lend to the Borrowers, upon the request of either Borrower, or pursuant to the Cash Management Agreement, on the terms and conditions set forth herein, with respect to the Revolving Loan, up to the maximum principal amount of $5,000,000.00 and, with respect to the Working Capital Loan, up to the lesser of (i) $20,000,000.00 or
            (ii) the amount of the Borrowing Base. During the Revolving Period, the Borrowers shall be entitled to receive the entire proceeds of the Loans in one or more Advances pursuant to Section
            2.02 hereof, except as otherwise specifically set forth in this Agreement. Advances under the Revolving Loan and the Working Capital Loan shall be evidenced by the Revolving Note and the Working Capital Note, respectively, payable as provided in
            Section 2.08 hereof. After the expiration of the Revolving Period, the Borrowers shall not be entitled to receive any Subsequent Advance. The Loans may revolve during the Revolving Period; accordingly, during the Revolving Period, the Borrowers may borrow up to the maximum principal amount of said Loans, repay all or any portion of such principal amount of said Loans, and reborrow up to such maximum principal amount, subject to the terms and conditions set forth herein.

              (x) Section 2.03 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

           "SECTION 2.03 Interest on The Notes. The Loans shall be evidenced by the Notes and shall be due and payable in accordance with and as required by Section 2.08. The Borrowers shall not be liable under the Notes except with respect to funds actually advanced to either Borrower by the Bank pursuant to the terms hereof. The Notes shall bear interest from the date thereof on the unpaid principal balance thereof from time to time outstanding at a fluctuating interest rate per annum equal to the lesser of (i) the rate specified in the Notes or (ii) the maximum rate of interest permitted by law from time to time.

           From and after the Due Date, interest shall accrue on the unpaid principal balance of the Loans and on all accrued but unpaid

                                          19


           interest thereon, or on any defaulted payment, from the Due Date at the Default Rate. Such interest shall continue to accrue until the date of payment in full of all principal and accrued but unpaid interest of such defaulted payment, if applicable."

              (xi) Section 2.08 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

           "SECTION 2.08 Payment of Notes. (a) The Borrowers shall jointly and severally pay the Revolving Note together with interest at the rate set forth in said Note as follows:

              (i) Interest shall be payable on the first day of each and every April, July, October and January during the Revolving Period commencing on April 1, 1994.

              (ii) The entire unpaid principal balance together with accrued interest shall be due and payable in full on the last day of the Revolving Period."

                     (b) The Borrowers shall jointly and severally pay the Working Capital Note together with interest at the rate set forth in said Note as follows:

                         (i) Interest shall be payable on the first day of each and every April, July, October and January during the Revolving Period commencing on April 1, 1994.

                         (ii) The entire unpaid principal balance together with accrued interest shall be due and payable in full on the last day of the Revolving Period."

              (xii) All references in the Loan Agreement to "Loan" or "Note"
                    shall be deemed to include the Revolving Loan and Working Capital Loan and the Revolving Note and the Working Capital Note.

        2. Capitalized Terms. All capitalized terms contained herein shall have the meanings assigned to them in the applicable Loan Documents unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

        3. Miscellaneous. The Borrowers hereby confirm the terms conditions, representations and warranties of the Loan Agreement. The Loan Agreement, as amended hereby, shall remain in full force and effect and this First Amendment to Loan Agreement shall not be deemed to be a novation.

        4. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

        IN WITNESS WHEREOF, the parties have executed the First Amendment to Loan



                                          20


   Agreement as of the day and year first above written.

                            BORROWERS:

                            ORANGE-CO, INC., a Florida corporation

                            By:  Dale A. Bruwelheide
                                 ___________________________________
                                 Dale A. Bruwelheide, Vice President



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   ATTEST:



   John R. Alexander
   ____________________________
   John R. Alexander, Secretary

       (CORPORATE SEAL)




                            ORANGE-CO OF FLORIDA, INC., a Florida corporation


                            By:  Dale A. Bruwelheide
                                 ___________________________________
                                 Dale A. Bruwelheide, Vice President

   ATTEST:


   John R. Alexander
   ____________________________
   John R. Alexander, Secretary

        (CORPORATE SEAL)



                                22




                            BANK:

                            SUN BANK, NATIONAL ASSOCIATION


                            By:Molly A. Humes
                               ______________________________
                               Molly A. Humes, Vice President
















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